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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 13, 2003
                Date of Report (Date of earliest event reported)



                          WILSHIRE OIL COMPANY OF TEXAS
             (Exact name of Registrant as specified in its charter)


        Delaware                            1-467                84-0513668
 -------------------------------       -----------------     -------------------
(State or other jurisdiction of        (Commission File        (IRS Employer
incorporation or organization)             Number)           Identification No.)


921 Bergen Avenue, Jersey City, New Jersey                    07306
(Address of principal executive offices)                   (Zip Code)


(Registrant's telephone number, including area code)             (201) 420-2796

                                 Not Applicable
         (Former name or former address, if changed since last report.)



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ITEM 5. Other Events and Regulation FD Disclosure

         Wilshire Oil Company of Texas today filed a press release regarding the beneficial ownership of the registrant's common stock by the Estate of Siggi B. Wilzig,

ITEM 7. Financial Statements and Exhibits

                a. Not applicable.

                b. Not applicable

                c. Exhibits

                The following exhibit is filed with this report:

        Exhibit Number                               Description
    ---------------------------           -------------------------------------
            99.1                          Press release dated February 13, 2003




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 13, 2003            WILSHIRE OIL COMPANY OF TEXAS.
                                     (Registrant)



                                     By: /s/ Philip Kupperman
                                         ------------------------
                                         Philip Kupperman
                                         President





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